PROSPECTUS SUPPLEMENT
               (TO PROSPECTUS DATED June 24, 1999)

                                                    Filed Pursuant to
                                                 Rule 424(b)(3) and (c)
                                            Commission File No. 333-05038-D

                   [The viaLink Company Logo]


                1,100,000 Shares of Common Stock
      underlying redeemable common stock purchase warrants, underwriter warrants and warrant underwriter warrants
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Recent Developments

The viaLink Company's prospectus dated June 24, 1999 is hereby supplemented by including therein viaLink's quarterly report on Form 10-QSB for the quarter ended June 30, 1999, a copy of which is attached to this prospectus supplement.

















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    The date of this prospectus supplement is August 20, 1999